                                                       Item 24.b. Exhibit (16)

                              SECURITY EQUITY FUND

                                  EQUITY SERIES


A SHARES


Total Return from September 30, 1986, to September 30, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/5.73 = 174.5201 shares.


Ending value of initial investment at September 30, 1996, NAV price = 174.5201 shares x 7.54 = $1,315.88.


Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
373.2237 shares x 7.54 = $2,814.11.


Total ending redeemable value:                    1,315.88
                                                + 2,814.11
                                                ----------
                                                  4,129.99


Total Return:                          4,129.99 - 1,000 = 3,129.99
                                       3,129.99 / 1,000 = 313.00%


                   -----------------------------------------------


Calendar 1996           % change from previous year
                        = value at end of year...............    1,249
                        less value at beginning..............    1,000
                                                                 -----
                                                                   249


Change                         249
                             -----
Beginning Value              1,000    =   24.9%

                                                      Item 24.b. Exhibit (16)

                                  EQUITY SERIES

B SHARES

Total Return from October 19, 1993, to September 30, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/6.81 = 146.8429 shares.


Ending value of initial investment at September 30, 1996, NAV price = 146.8429 shares x 7.36= $1,080.76.


Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
65.5339 shares x 7.36 = $482.33.


Contingent deferred sales charge = 1,000 x .03 = $30.00.


Total ending redeemable value:            1,080.76
                                            482.33
                                            (30.00)
                                          --------
                                          1,533.09


Total Return:                  1,533.09 - 1,000 = 533.09
                                 533.09 / 1,000 = 53.31%


                   -----------------------------------------------


Calendar 1996            % change
                         = value at end of year...............    1,236
                         less value at beginning..............    1,000
                                                                  -----
                                                                    236


Change                       236
                           -----
Beginning Value            1,000    =   23.6%

                                                      Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR SECURITY EQUITY FUND, EQUITY SERIES

Total Return of Security Equity Fund, Equity Series, as of September 30, 1996, (according to the Form N-1A calculation).

A SHARES

1. Average total return for 1 year                    =     17.71%
                                                            ======
         1000 (1+T)1                                  =     1,177.09
              (1+T)1                                  =     1.17709
               1+T                                    =     1.17709
                 T                                    =      .17709

2. Average total return for 5 years                   =     15.70%
                                                            ======
         1000 (1+T)5                                  =     2,073.04
              (1+T)5                                  =     2.07304
             ((1+T)5)1/5                              =    (2.07304)1/5
               1+T                                    =     1.1570
                 T                                    =      .1570

3. Average total return for 10 years                  =     15.24%
                                                            ======
         1000 (1+T)10                                 =     4,129.99
              (1+T)10                                 =     4.12999
             ((1+T)10)1/10                            =    (4.12999)1/10
               1+T                                    =      1.1524
                 T                                    =       .1524

B SHARES

1. Average total return for 1 year with CDSC          =      18.57%
                                                             ======
         1000 (1+T)1                                  =      1,185.72
              (1+T)1                                  =     (1.18572)
               1+T                                    =      1.18572
                 T                                    =       .18572

2. Average total return since October 19, 1993
   (inception) with CDSC                              =      15.58%
                                                             ======
         1000 (1+T) 2  19/20                          =      1,533.09
             ((1+T) 2  19/20 ) 20/59                  =     (1.53309)20/59
               1+T                                    =      1.1558
                 T                                    =       .1558

                                                       Item 24.b. Exhibit (16)

                              SECURITY EQUITY FUND

                                  GLOBAL SERIES


A SHARES


Total Return from October 1, 1993, to September 30, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/10.61 = 94.2507 shares.


Ending value of initial investment at September 30, 1996, NAV price = 94.2507 shares x 12.42 = $1,170.59.

Ending redeemable value of shares received from reinvestment of all dividends at NAV = 5.3114 x 12.42 = 65.97

Total ending redeemable value:         1,170.59
                                          65.97
                                       --------
                                       1,236.56

Total Return:              1,236.56 - 1,000 = 236.56
                             236.56 / 1,000 = 23.66%


                   -----------------------------------------------


Calendar 1996           % change from previous year
                        = value at end of year...............    1,177
                        less value at beginning..............    1,000
                                                                 -----
                                                                   177


Change                       177
                            -----
Beginning Value             1,000    =   +17.7%

                                                       Item 24.b. Exhibit (16)

                                  GLOBAL SERIES

B SHARES


Total Return from October 19, 1993, to September 30 , 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/9.96 = 100.402 shares.


Ending value of initial investment at September 30, 1996, NAV price = 100.402 shares x 12.18 = $1,222.90.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
4.747 x 12.18 = $57.82.

Contingent deferred sales charge = 1,000 x .03 = $30.


Total ending redeemable value:         1,222.90
                                          57.82
                                       + (30.00)
                                       --------
                                       1,250.72


Total Return:              1,250.72 - 1,000 = 250.72
                             250.72 / 1,000 = 25.07%


                   -----------------------------------------------


Calendar 1996          % change
                       = value at end of year...............    1,166
                       less value at beginning..............    1,000
                                                                -----
                                                                  166


Change                     166
                          -----
Beginning Value           1,000    =   +16.6%

                                                       Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR SECURITY EQUITY FUND, GLOBAL SERIES


Total Return of Security Equity Fund, Global Series, as of September 30, 1996, (according to the Form N-1A calculation).

A SHARES

1. Average total return for 1 year                    =    10.94%
                                                           ======
          1000 (1+T)1                                 =    1,109.40
               (1+T)1                                 =    1.10940
                1+T                                   =    1.10940
                  T                                   =     .10940

2. Average total return since October 1, 1993
   (inception) with CDSC                              =    7.33%
                                                           =====
          1000 (1+T)3                                 =    1,236.56
               (1+T)3                                 =    1.23656
              ((1+T)3)1/3                             =   (1.23656) 1/3
                1+T                                   =    1.0733
                  T                                   =     .0733

B SHARES

1. Average annual return for 1 year with CDSC         =     11.57%
                                                            ======
          1000 (1+T)1                                 =     1,115.75
               (1+T)1                                 =     1.11575
                1+T                                   =     1.11575
                  T                                   =      .1157

2. Average total return since October 19, 1993
   (inception) with CDSC                              =      7.88%
                                                             =====
          1000 (1+T)2 19/20                           =      1,250.71
              ((1+T)2 19/20)20/79                     =     (1.25071)20/79
                1+T                                   =      1.0788
                  T                                   =       .0788

                                                      Item 24.b. Exhibit (16)

                              SECURITY EQUITY FUND

                             ASSET ALLOCATION SERIES


A SHARES


Total Return from June 1, 1995, to September 30, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/10.61 = 94.2507 shares.


Ending value of initial investment at September 30, 1996, NAV price = 94.2507 shares x 11.06 = $1,042.41.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
4.562 x 11.06 = $50.46.

Total ending redeemable value:           1,042.41
                                         +  50.46
                                         --------
                                         1,092.87

Total Return:              1,092.87 - 1,000 = 92.87
                              92.87 / 1,000 = 9.29%


                   -----------------------------------------------

                                                         Item 24.b. Exhibit (16)

                             ASSET ALLOCATION SERIES

B SHARES


Total Return from June 1, 1995, to September 30, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/10.00 = 100 shares.


Ending value of initial investment at September 30, 1996, NAV price = 100 shares x 10.66 = $1,066.00.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
4.3053 x 10.66 = $45.89

Contingent deferred sales charge = 1,000 x .05 = $50.


Total ending redeemable value:             1,066.00
                                           +  45.89
                                             (50.00)
                                           --------
                                           1,061.89

Total Return:                1,061.89 - 1,000 = 61.89
                                61.89 / 1,000 = 6.19%


                   -----------------------------------------------

                                                       Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                  FOR SECURITY EQUITY FUND, ASSET ALLOCATION SERIES


Total Return of Security Equity Fund Asset Allocation Series, as of September 30, 1996, (according to the Form N-1A calculation).

A SHARES

1. Average total return for 1 year                    =     3.69%
                                                            =====
          1000 (1+T)1                                 =     1,036.88
               (1+T)1                                 =     1.03688
                1+T                                   =     1.03688
                  T                                   =      .03688

2. Average total return since
   June 1, 1995 (inception)                           =     6.83%
                                                            =====
          1000 (1+T)83/100                            =     1,056.37
               (1+T)83/100)100/83                     =    (1.05637)100/83
                1+T                                   =     1.0683
                  T                                   =      .0683

B SHARES

1. Average total return for 1 year                    =     3.97%
                                                            =====
          1000 (1+T)1                                 =     1,039.74
               (1+T)1                                 =     1.03974
                1+T                                   =     1.03974
                  T                                   =      .03974

2. Average annual return since
   June 1, 1995 (inception) with CDSC                 =     7.51%
                                                            =====
          1000 (1+T)83/100                            =     1,061.95
              ((1+T)83/100)100/83                     =    (1.06195)100/83
                1+T                                   =     1.0751
                  T                                   =      .0751

                                                        Item 24.b. Exhibit (16)

                              SECURITY EQUITY FUND

                             SOCIAL AWARENESS SERIES

A SHARES

Total Return from November 4, 1996, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/15.92 =
62.8141 shares.

Ending value of initial investment at March 31, 1997, NAV price = 62.8141 shares x 14.34 = $900.75.

Total ending redeemable value:                      900.75
                                               +       .00
                                                ----------
                                                    900.75

Total Return:                            900.75 - 1,000 = -99.25
                                         -99.25 / 1,000 = -9.925%

                                                        Item 24.b. Exhibit (16)

                             SOCIAL AWARENESS SERIES

B SHARES

Total Return from November 4, 1996, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 15.00 = 66.6667 shares.

Ending value of initial investment at March 31, 1997, NAV price = 66.6667 shares x 14.29 = $952.67.

Contingent deferred sales charge = 952.67 x .05 = $47.63.

Total ending redeemable value:                      952.67

                                                    (47.63)
                                                    905.04

Total Return:                            905.04 - 1,000 = 94.96
                                         -94.96 / 1,000 = -9.50%

                           AVERAGE ANNUAL TOTAL RETURN

                FOR SECURITY EQUITY FUND, SOCIAL AWARENESS SERIES

Total Return of Security Equity Fund Social Awareness Series, as of March 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.     Average total return since
                              November 4, 1996 (inception) =    -22.31%
                                                                 ======
                  1000 (1+T) .414                          =    900.75
                      ((1+T) .414) 1/.414                  =    (900.75) 1/.414
                        1+T                                =      .7769
                          T                                =     -.2231

B SHARES

1.     Average total return since November 4, 1996 (inception) with CDSC
       (inception) with CDSC                               =    -21.42%
                  1000 (1+T) .414                          =    905.03
                      ((1+T) .414) 1/.414                  =    (905.03) 1/.414
                        1+T                                =      .7858
                          T                                =     -.2142